Exhibit 99.1

We design, build, manage and modernize the mission - critical technology systems that the world depends on every day. Third Quarter Update November 2021

Disclaimers

Forward-looking statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements often contain words such as "will," "anticipate," "predict," "project," "plan," "forecast," "estimate," "expect," "intend," "target," "may," "should," "would," "could," "outlook" and other similar words or expressions or the negative thereof or other variations thereon. All statements, other than statements of historical fact, including without limitation statements representing management's beliefs about future events, transactions, strategies, operations and financial results, may be forward-looking statements. These statements do not guarantee future performance and speak only as of the date they are made, and the Company does not undertake to update its forward-looking statements. Actual outcomes or results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: risks related to the Company's spin-off from International Business Machines Corporation; failure to attract new customers, retain existing customers or sell additional services to customers; technological developments and the Company's response to such developments; failure to meet growth and productivity objectives; competition; impacts of relationships with critical suppliers; inability to attract and retain key personnel and other skilled employees; impact of local legal, economic, political, health and other conditions, including the COVID-19 pandemic; a downturn in economic environment and customer spending budgets; damage to the Company's reputation; inability to accurately estimate the cost of services and the timeline for completion of contracts; service delivery issues; the Company's ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities, and higher debt levels; the impact of our business with government customers; failure of the Company's intellectual property rights to prevent competitive offerings and the failure of the company to obtain necessary licenses; risks relating to cybersecurity and data privacy; adverse effects from tax matters and environmental matters; legal proceedings and investigatory risks; impact of changes in market liquidity conditions and customer credit risk on receivables; the Company's pension plans; the impact of foreign currency fluctuations; risks related to the Company's common stock and the securities market; and other factors described in the "Risk Factors" section of the Company's Information Statement included as Exhibit 99.1 to the Registration Statement on Form 10 filed with the Securities and Exchange Commission (the "SEC") on October 12, 2021, as such factors may be updated from time to time in the Company's periodic filings with the SEC.

Pro forma financial information

This presentation also includes certain pro forma financial information. The pro forma financial information is unaudited and is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the relevant transactions had been consummated on the date indicated, nor is it indicative of future operating results. The pro forma financial information presented includes adjustments that would not be included in the pro forma financial statements contained in a registration statement filed with the Securities and Exchange Commission that contain pro forma information prepared in accordance with Regulation S-X under the Securities Act.

Non-GAAP financial measures

Financial information contained in this presentation includes certain financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting policies in the United States of America (GAAP), such as pro forma adjusted free cash flows, constant currency, pro forma adjusted pretax income, pro forma adjusted EBITDA, pro forma adjusted EBITDA margin and proforma adjusted pretax margin, which include or exclude certain items from the most directly comparable GAAP financial measure. These non-GAAP measures differ from reported GAAP measures and are intended to illustrate what management believes are relevant period-over-period comparisons and are helpful to investors as an additional tool for further understanding and assessing Kyndryl's expected ongoing operating performance. Exclusion of items in our non-GAAP presentation should not be considered an inference that these items are unusual, infrequent or non-recurring. Definitions of the non-GAAP measures are included in the appendix of this presentation. A reconciliation of non-GAAP financial measures for historical periods to the most directly comparable GAAP financial measure appears in the appendix to this presentation. Any non-GAAP financial measure used in this presentation is in addition to, and not meant to be considered superior to, or a substitute for, measures prepared in accordance with GAAP. A reconciliation of forward-looking non-GAAP financial information is not included in this presentation because the individual components of such non-GAAP reconciliation are not currently available without unreasonable effort. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results.

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3 • Distribution of Kyndryl shares completed on November 3; IBM shareholders received one Kyndryl share for every five IBM shares owned of record as of the close of business on October 25 • Kyndryl shares began trading on November 4 on the New York Stock Exchange under the ticker “KD” • Kyndryl joined the S&P MidCap 400 Index on November 5 • Approximately 224 million shares outstanding Successful spin - off

4 Investment highlights Separation more than doubles our addressable market from $240 billion pre - spin to $510 billion by 2024, with market growth driven by numerous interrelated tailwinds x World leader in designing, building, managing and modernizing mission - critical information systems spanning the digital transformation journey x Competitive advantage stems from our people, data and intellectual property x New freedom to invest for growth while expanding our ecosystem of strategic partners and service capabilities, enhancing customers' access to a wider range of technology solutions x Strong financial characteristics with $19 billion in annuity - like annual revenues and investment - grade credit ratings x x Trusted long - term partner to over 4,000 blue - chip customers, including 75% of the Fortune 100 x Focused, growth - oriented culture, committed to high ESG standards and led by a highly experienced executive team

Our service offerings address a large, growing market

Our Services

Cloud
Delivering seamless, integrated, multicloud management in a hybrid model

Core Enterprise & zCloud
Providing secure, unified and fault-tolerant mainframe services for our customers' core infrastructure

Digital Workplace
Enhances user experience and work location flexibility by providing a consumer experience to employees

Application, Data & AI
Providing full application platform hosting and expert assistance for application modernization

Network & Edge
Provides unified network services for cloud and data center connectivity

Security & Resiliency
Delivers full line of cybersecurity, business continuity and disaster recovery services to help customers continuously adapt to new threats and regulatory standards

We are now positioned to serve higher-growth market segments



$415B
Intelligent Automation
Data Services
Cloud Services
Security & Resiliency
Traditional Opportunities[1]
Expanded addressable market
7% CAGR
$510B
Intelligent Automation
Data Services
Cloud Services
Security & Resiliency
Traditional Opportunities[1]
Today
2024

[1] Traditional opportunities include network services, infrastructure services and digital workplace services

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6 Third quarter and year - to - date 2021 results (as reported, $ in millions) 3Q’20 3Q’21 YTD Sept.’21 Revenue $4,856 $4,579 $14,102 Growth % n/a (6%) (2%) Pretax income (loss) ($170) ($469) ($1,191) Pretax margin (4%) (10%) (8%) Net income (loss) ($238) ($692) ($1,579) Net income (loss) margin (5%) (15%) (11%) Cash flow from operations $233 ($238) ($725)

7 Third quarter and year - to - date 2021 pro forma results ($ in millions) 3Q’20 3Q’21 YTD Sept.’21 Pro forma revenue $4,794 $4,528 $13,943 Growth, in constant currency * n/a (6%) (5%) Pro forma adjusted EBITDA * $710 $714 $2,062 Pro forma adjusted EBITDA margin * 14.8% 15.8% 14.8% Pro forma adjusted pretax income * $18 $60 $61 Pro forma adjusted pretax margin * 0.4% 1.3% 0.4% Pro forma signings were $2.9 billion in 3Q’21 compared to $4.3 billion in 3Q’20 Pro forma signings were $9.5 billion in the first nine months of 2021 compared to $13.2 billion in the prior - year period Pro forma amounts are calculated as if our spin - off had occurred on January 1, 2020 * Non - GAAP financial measure. Definitions of the non - GAAP financial measures included in this presentation and reconciliations of historical non - GAAP financial measures to the most directly comparable GAAP financial measures appear in the appendix to this presentation

8 Third quarter 2021 pro forma adjusted EBITDA ($ in millions) P retax income (loss) a s reported Pro forma adjusted EBITDA Pro forma adjusted pretax income *Effects of commercial arrangements with IBM, pension, stock - based compensation, workforce rebalancing and other See appendix for reconciliation of non - GAAP metrics

9 September 2021 year - to - date p ro forma adjusted EBITDA ($ in millions) P retax income (loss) a s reported Pro forma adjusted EBITDA Pro forma adjusted pretax income *Effects of commercial arrangements with IBM, pension, stock - based compensation, workforce rebalancing and other See appendix for reconciliation of non - GAAP metrics

10 September 2021 year - to - date pro forma adjusted free cash flow ($ in millions) Pro forma adjusted pretax income Pro forma adjusted free cash flow See appendix for reconciliation of non - GAAP metrics

11 2021 pro forma outlook YTD Sept.’21 Implied 4Q’21 + 2021 Guidance + Pro forma revenue $13.9 $4.5 – 4.7 $18.5 – 18.7 Growth, in constant currency * (5%) (7%) – (3%) (6%) – (5%) Pro forma adjusted EBITDA * $2.1 $0.7 – 0.8 $2.8 – 2.9 Pro forma adjusted EBITDA margin * 14.8% 15.6% – 18.5% 15.0% – 15.7% Pro forma adjusted pretax income * $0.1 $0.0 – 0.1 $0.1 – 0.2 Pro forma adjusted pretax margin * 0.4% 0.8% – 3.1% 0.5% – 1.1% Net capital expenditures $0.4 $0.2 – 0.4 $0.6 – 0.8 Numbers may not add due to rounding + Forecasted amounts based on exchange rates as of September 30 * Non - GAAP financial measure. Definitions of the non - GAAP financial measures included in this presentation and reconciliations of historical non - GAAP financial measures to the most directly comparable GAAP financial measures appear in the appendix to this presentation. A reconciliation of forward - looking non - GAAP financial information is not included in this presentation because the individual components of such reconciliation are not currently available without unreasonable effort. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results ($ in billions) Reaffirming our full - year pro forma outlook for revenue, adjusted EBITDA* and adjusted pretax income*, updating our 2021 guidance for net capital expenditures

$5.2B Available liquidity 1 $ 2.0 B Post - spin cash balance 1 $0.7B Pro forma cash flow from operations 2 (nine months ended September 30) $ 3.2 B Pro forma debt 3 $ 0.3 B Pro forma adjusted free cash flow 2 (nine months ended September 30) 0.4x Net leverage 4 1 Consists of $2.0 billion of expected cash at spin - off and $3.2 billion undrawn senior unsecured credit facility 2 See appendix for reconciliation of non - GAAP metrics 3 Consists of $3.2 billion of estimated debt at spin - off 4 Net debt / adjusted EBITDA Focus on maintaining investment - grade balance sheet 12

13 • On November 12, Microsoft and Kyndryl jointly announced a landmark global strategic partnership in service of enterprise customers The companies will together bring to market state - of - the - art solutions built on the Microsoft Cloud Will accelerate hybrid cloud adoption, modernize applications and processes, support mission - critical workloads, and further enable modern work experiences Will establish a co - innovation lab and “Kyndryl University for Microsoft” Microsoft becomes Kyndryl’s premier global alliance partner Recent developments Kyndryl’s partnership with Microsoft is a major step in advancing our customer - centric mission and unlocks significant growth opportunities “The case for digital transformation has never been more urgent, and more clear . As Kyndryl’s only premiere global alliance partner, with the power of the Microsoft Cloud we will help customers across every industry manage and modernize their business for the era ahead. We are looking forward to partnering with Kyndryl to serve our shared customers, building on its expertise and understanding of mission - critical IT systems, as well as the company’s deep relationships with enterprises around the world.” — Satya Nadella, Chairman and CEO, Microsoft “As an independent company, we’re investing in our partner ecosystem to support the success of our customers, and we’re focused on expanding our market opportunity across cloud, data, security, and intelligent automation. In this landmark relationship with Microsoft, Kyndryl is matching our deep expertise in mission - critical IT systems with the benefits of Microsoft Cloud to be at the heart of progress for our global customers.” — Martin Schroeter, Chairman and CEO, Kyndryl

Future revenue and margin milestones

	Current	Near-Term	Medium-Term
Pivot to growth	20% of employees have cloud-related certifications	Extensive training of employees, leveraging new partnerships	50% of employees have cloud-related certifications
	Limited share in applications, security, cloud and data services	Expanded training and partnerships	Industry-recognized leadership in numerous categories
	Advisory & implementation services represent ~10% of revenue	Heightened focus on higher-margin consulting revenues	Advisory & implementation services represent 15%+ of revenue
Optimize our business	60% of data-center electricity from renewable sources	Continued expansion of renewable energy sources	75%+ of data-center electricity from renewable sources
	25% of processes automated	Relentless emphasis on intelligent automation	50%+ of processes automated
Transform our business model	Limited partnerships with hyperscalers, ISVs and systems integrators	Enter into important, new relationships	Extensive, integrated IT ecosystem
	Revenues declining mid-single-digits	**Increase signings**	**Positive revenue growth**
	~15% adjusted EBITDA margins	**Drive margins through business mix, geographic mix, automation pricing and cost control**	**High-teens adjusted EBITDA margins**

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Appendix 15

16 • Definitions and rationale for non - GAAP metrics • Reconciliation of non - GAAP metrics • Signings Appendix Some columns and rows in these materials, including the supplemental exhibits, may not add due to the use of rounded figures

Definitions and rationale for non-GAAP metrics

Metric	Definition
Pro forma adjusted EBITDA and pro forma adjusted EBITDA margin	Adjusted EBITDA is defined as net income (loss) excluding net interest expense, depreciation and amortization, early extinguishment of debt charges, workforce rebalancing and restructuring charges, transaction-related and integration-related items, impairment charges, foreign currency impacts of highly inflationary countries, significant litigation costs, pension, stock-based compensation expense and income taxes. Adjusted EBITDA is further adjusted to exclude excess cost allocations from IBM, incremental costs to support independence and growth and other adjustments related to commercial pricing to arrive at pro forma adjusted EBITDA. Pro forma adjusted EBITDA margin is calculated by dividing pro forma adjusted EBITDA, as defined above, by pro forma revenue. Management uses pro forma adjusted EBITDA and pro forma adjusted EBITDA margin to evaluate our performance. Management also uses these metrics when publicly providing our business outlook. We believe they are a helpful supplemental measure to assist investors in evaluating our operating results as they exclude certain items whose fluctuation from period to period do not necessarily correspond to changes in the operations of our business. Additionally, this metric reflects the portion of the IBM business that was conveyed to Kyndryl and the ongoing effects of the spin-off-related transactions. Pro forma adjusted EBITDA and pro forma adjusted EBITDA margin are financial measures that are not recognized under U.S. GAAP and should not be considered as an alternative to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP.
Pro forma adjusted pretax income and pro forma pretax margin	Pro forma adjusted pretax income is defined as pretax income excluding transaction-related and integration-related items, excess cost allocations from IBM, incremental costs to support independence and growth, and other adjustments related to commercial pricing, pension, stock-based compensation and workforce rebalancing and restructuring charges. Pro forma adjusted pretax margin is calculated by dividing pro forma adjusted pretax income, as defined above, by pro forma revenue. Management uses pro forma pretax income and pro forma pretax margin to evaluate our performance. Management also uses it when publicly providing our business outlook. We believe pro forma adjusted pretax income and pro forma pretax margin are helpful supplemental metrics for investors in evaluating our operating performance because they can be used by investors to measure a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company. Pro forma pretax income and pro forma pretax margin eliminate the impact of expenses that do not relate to core business performance. Additionally, this metric reflects the portion of the IBM business that was conveyed to Kyndryl and the ongoing effects of the spin-off related transactions. Pro forma adjusted pretax income is a financial measure that is not recognized under U.S. GAAP and should not be considered as an alternative to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP.
Pro forma adjusted free cash flow	Pro forma adjusted free cash flow is defined as cash flow from operations after adding back workforce rebalancing payments, adjustments related to commercial pricing arrangements with IBM, adjustments for contracts not novated to Kyndryl and other adjustments less net capital expenditures. Management uses pro forma adjusted free cash flow as a measure to evaluate its operating results, plan strategic investments and assess our ability and need to incur and service debt. We believe pro forma adjusted free cash flow is a useful supplemental financial measure to aid investors in assessing our ability to pursue business opportunities and investments and to service our debt. Pro forma adjusted free cash flow is a financial measure that is not recognized under U.S. GAAP and should not be considered as an alternative to cash flows from operations or liquidity derived in accordance with U.S. GAAP.
Pro forma signings	Signings are defined by Kyndryl as an initial estimate of the value of a customer's commitment under a contract. We calculate this based on various considerations including the type and duration of the agreement as well as the presence of termination charges or wind-down costs. Contract extensions and increases in scope are treated as signings only to the extent of the incremental new value. Signings can vary over time. Pro forma signings represent signings excluding certain IBM MIS agreements that will not transfer to Kyndryl plus signings related to cloud and security. Management believes that the estimated value of signings provide insight into the Company's potential future revenue and that IBM management historically used signings as a tool to monitor the performance of the business including the business' ability to attract new customers and sell additional scope into our existing customer base, as well as viewed signings as useful decision-making information for investors.

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Reconciliation of non-GAAP metrics

($ in millions)

Reconciliation of historical revenue to pro forma revenue

	3Q'21	3Q'20	Year-over-year
Historical revenue (GAAP)	**$4,579**	**$4,856**	**(6%)**
Pro forma adjustments[1]	(51)	(62)	
Pro forma revenue	**$4,528**	**$4,794**	**(6%)**
Historical revenue (GAAP) at constant currency[1]			**(6%)**
	YTD Sept.'21	**YTD Sept.'20**	**Year-over-year**
Historical revenue (GAAP)	**$14,102**	**$14,425**	**(2%)**
Pro forma adjustments[1]	(159)		
Pro forma revenue	**$13,943**		
Historical revenue (GAAP) at constant currency[2]			**(5%)**

[1] Adjustments to exclude certain IBM MIS agreements that will not transfer to Kyndryl plus signings related to cloud and security contracts transferring to Kyndryl

[2] Constant-currency information compares results between periods as if exchange rates had remained constant period over period. We define constant-currency revenues as total revenues excluding the impact of foreign exchange rate movements and use it to determine the constant-currency revenue growth on a year-over-year basis. Constant-currency revenues are calculated by translating current period revenues using corresponding prior-period exchange rates

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Reconciliation of net income to pro forma pretax income and pro forma adjusted EBITDA 3Q’20 3Q’21 YTD Sept. ’21 Historical net income (loss) (GAAP) ($238) ($692) ($1,579) Plus: Provision for income taxes 68 223 389 Income (loss) before income taxes ($170) ($469) ($1,191) Net income (loss) margin (3.5%) (10.2%) (8.4%) Non - operating adjustments (net of tax) Spin - related costs - 270 498 Excess costs allocations from IBM 119 176 479 Incremental costs to support independence and growth (est.) (94) (87) (274) Other adjustments 164 169 549 Pro forma adjusted pretax income $18 $60 $61 Adjusted pretax margin 1.3% 0.4% Plus: Pro forma interest expense 20 20 59 Plus: Pro forma depreciation expense 354 322 968 Plus: Amortization expense 318 311 976 Pro forma adjusted EBITDA $710 $714 $2,062 Pro forma adjusted EBITDA margin 14.8% 15.8% 14.8% Pro forma revenue $4,794 $4,528 $13,943 19 Reconciliation of non - GAAP metrics (continued) ($ in millions)

3Q’21 YTD Sept.’21 Depreciation $335 $1,005 Pro forma adjustments 1 (13) (38) Pro forma depreciation $322 $968 Interest expense $17 $46 Pro forma adjustments 2 3 12 Pro forma interest expense $20 $59 20 Numbers may not add due to rounding 1 Adjustments to exclude depreciation related to assets in support of IBM IT environment 2 Adjustments related to an estimated increase in interest expense due to Kyndryl’s expected borrowing rates 3 Adjustments to exclude certain IBM MIS agreements that will not transfer to Kyndryl plus signings related to cloud and securi ty contracts transferring to Kyndryl 4 Non - operating adjustments remove the GAAP impact of workforce rebalancing charges, additional future growth investments and dep reciation expense associated with pro forma adjustments Reconciliation of non - GAAP metrics (continued) ($ in millions) Reconciliation of depreciation expense and interest expense to pro forma depreciation expense and pro forma interest expense ( pro forma reconciliation ) YTD Sept.’21 Historical cash flow from operations (GAAP) ($725) Plus: Workforce rebalancing payments 349 Plus: Pro forma adjustments 3 592 Plus: Non - operating adjustments 4 513 Pro forma adjusted cash flow from operations $729 Less: Net capital expenditures (412) Pro forma adjusted free cash flow $317 Reconciliation of cash flow from operations and free cash flow

3Q’20 3Q’21 YTD Sept.’20 YTD Sept.’21 Historical signings $4.0 $2.8 $12.1 $9.1 Pro forma adjustments 1 0.3 0.1 1.1 0.4 Pro forma signings $4.3 $2.9 $13.2 $9.5 1 Adjustments to exclude certain IBM MIS agreements that will not transfer to Kyndryl plus signings related to cloud and securi ty contracts transferring to Kyndryl 21 Signings ($ in billions) Reconciliation of historical signings to pro forma signings